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                                                                Exhibit 99.1(b)2
                                                                 Q3 GAAP RESULTS

UNAUDITED CONSOLIDATED  STATEMENTS OF INCOME
NATIONAL DATA CORPORATION AND SUBSIDIARIES

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(In thousands, except per share data)
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                                                                                    Three Months Ended February 28/29,
                                                           ---------------------------------------------------------------
                                                                                    2001                            2000
                                                           ---------------------------------------------------------------
Revenues:
     Information management                                                        $37,195                         $33,746
     Network services and systems                                                   51,037                          37,957
     Divested businesses                                                                 -                          14,165
                                                           ---------------------------------------------------------------
                                                                                    88,232                          85,868
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Operating expenses:
     Cost of service                                                                45,718                          44,893
     Sales, general and administrative                                              18,653                          19,654
     Depreciation and amortization                                                   8,686                           6,990
     Restructuring and impairment charges                                                -                               -
                                                                                    73,057                          71,537
                                                           ---------------------------------------------------------------

Operating income                                                                    15,175                          14,331
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Other income (expense):
     Interest and other income                                                         101                              88
     Interest and other expense                                                     (2,054)                         (1,727)
     Minority interest in earnings                                                     841                               -
                                                           ---------------------------------------------------------------
                                                                                    (1,112)                         (1,639)
                                                           ---------------------------------------------------------------

Income before income taxes and discontinued operations                              14,063                          12,692
Provision for income taxes                                                           5,414                           4,882
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Income before discontinued operations                                                8,649                           7,810
Discontinued operations                                                                  -                          (6,616)
                                                           ---------------------------------------------------------------
     Net income                                                                    $ 8,649                         $ 1,194
                                                           ---------------------------------------------------------------


Basic earnings per share:
     Income before discontinued operations                                         $  0.26                         $  0.24
                                                           ---------------------------------------------------------------
     Discontinued operations                                                       $     -                         $ (0.20)
                                                           ---------------------------------------------------------------
     Basic earnings per share                                                      $  0.26                         $  0.04
                                                           ---------------------------------------------------------------

Diluted earnings per share:
     Income before discontinued operations                                         $  0.25                         $  0.23
                                                           ---------------------------------------------------------------
     Discontinued operations                                                       $     -                         $ (0.20)
                                                           ---------------------------------------------------------------
     Diluted earnings per share                                                    $  0.25                         $  0.04
                                                           ---------------------------------------------------------------

Basic shares                                                                        32,992                          32,920
                                                           ===============================================================
Diluted shares                                                                      34,348                          33,810
                                                           ===============================================================


                                                                                           Press Release Attachment Page 2
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